Exhibit 99.2

FOR IMMEDIATE RELEASE:

HarborOne Bancorp, Inc. To Acquire Coastway Bancorp, Inc.

Brockton, Mass. and Warwick, R.I. — (March 14, 2018) — HarborOne Bancorp, Inc. (“HarborOne”)(NASDAQ: HONE) and Coastway Bancorp, Inc. (“Coastway”) (NASDAQ: CWAY) today announced that they have entered into a definitive agreement under which HarborOne will acquire Coastway in an all cash transaction valued at approximately $125.6 million. Coastway stockholders will receive $28.25 for each share of Coastway common stock.  The transaction has been unanimously approved by the boards of directors of both companies.

Coastway, the holding company of Coastway Community Bank, is headquartered in Warwick, Rhode Island.  With 9 branches in the greater Providence area, as well as 3 mortgage lending offices, Coastway has $739 million in assets and deposits of $477 million as of December 31, 2017. The combined company will be the 12th largest publicly-traded New England community bank based on total assets, with 65 locations serving individuals and business across Massachusetts, Rhode Island, New Hampshire and Maine.  The combined company will be positioned to be a major mortgage lender in New England, and the number one mortgage lender in Rhode Island.

“This is a strategic acquisition for HarborOne, and a great fit with our growth plan.  The Rhode Island market is incredibly attractive to us, and Coastway’s established position provides a natural extension of our successful Commercial Lending business in Rhode Island.  This is a unique opportunity for HarborOne to access excellent customer demographics and grow our business,” said James Blake, President and Chief Executive Officer of HarborOne Bancorp.

“We are expanding our footprint and growing our brand. But our core principles remain the same,” commented HarborOne Bancorp EVP/COO/CFO Joseph Casey. “HarborOne has a deep commitment to our customers, our employees and our communities. Demonstrating our commitment to those same constituencies in Rhode Island is top priority — and it will drive our business growth more than anything.”

William White, President and Chief Executive Officer of Coastway, said “HarborOne and Coastway have so much in common; our values, our history, and the commitment we make to the customers and communities that we serve.  This is a great union for both companies, and our customers will benefit with access to expanded mobile banking capabilities, rewards and affinity programs, and new products.  For those who choose to use our branches, all of our branches will remain open so they will continue to enjoy the convenience they’re used to.”

The transaction is expected to close in the second half of 2018 and is subject to customary closing conditions, including the approval of the stockholders of Coastway and required regulatory approvals.

FIG Partners acted as financial advisor to HarborOne and Goodwin Procter LLP acted as its legal advisor.  Sandler O’Neill & Partners, L.P. acted as financial advisor to Coastway and Luse Gorman, PC acted as its legal advisor.

770 Oak Street, Brockton, Massachusetts 02301   •  (508) 895-1000   www.harborone.com

About HarborOne Bancorp, Inc.

HarborOne Bancorp, Inc. is the holding company for HarborOne Bank, the largest co-operative bank in New England. HarborOne Bank serves the financial needs of consumers, businesses, and municipalities throughout Southeastern Massachusetts through a network of 14 full-service branches, two limited service branches, a commercial loan office in Providence, Rhode Island, a residential lending office in Westford, Massachusetts, and 13 free-standing ATMs. The Bank also provides a range of educational services through “HarborOne U,” with classes on small business, financial literacy and personal enrichment at two campuses located adjacent to our Brockton and Mansfield locations. Merrimack Mortgage Company, LLC, a subsidiary of HarborOne Bank, is a full-service mortgage lender with 33 offices in Massachusetts, New Hampshire and Maine, and also does business in seven additional states.

About Coastway Bancorp, Inc.

Coastway Bancorp, Inc. is the holding company for Coastway Community Bank which was originally founded in 1920 as the Telephone Workers Credit Union, which later changed its name to Coastway Credit Union and converted to Coastway Community Bank in 2009.  Coastway Community Bank is headquartered in Warwick, RI and has nine branches in Rhode Island.  Additional information is available at www.coastway.com.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which HarborOne and Coastway operate and beliefs of and assumptions made by HarborOne management and Coastway management, involve uncertainties that could significantly affect the financial results of HarborOne or Coastway or the combined company.  Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of HarborOne and Coastway management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on HarborOne’s and Coastway’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which HarborOne and Coastway operates, including changes that adversely affect borrowers’ ability to service and repay HarborOne’s or Coastway’s loans; changes in the value of securities in HarborOne’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in HarborOne’s or Coastway’s financial statements will become impaired; demand for loans in HarborOne’s or Coastway’s market area; HarborOne’s or Coastway’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that HarborOne may not be successful in the implementation of its business strategy; difficulties in integrating HarborOne and Coastway; risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed by HarborOne and Coastway with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s or Coastway’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. HarborOne and Coastway disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed merger, Coastway will file a proxy statement with the SEC. HarborOne will also file relevant materials in connection with its proposed acquisition of Coastway.  Stockholders of Coastway are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction. A free copy of the proxy statement, as well as other filings containing information about HarborOne and Coastway, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab, or by contacting Coastway’s investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600.

Certain Information Regarding Participants

HarborOne and Coastway and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway stockholders in connection with the proposed transaction. You can find information about Coastway’s and  HarborOne’s executive officers and directors in the materials filed by Coastway and HarborOne with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway with the SEC on April 10, 2017 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts

HarborOne Bancorp, Inc.

Joseph F. Casey, 508-895-1312
EVP, COO, CFO

or

Coastway Bancorp, Inc.

William A. White, (401) 330-1611

President and CEO